UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

NEPHROGENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36303	20-1295171
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

79 T.W. Alexander Drive 4401 Research Common Building Suite 290 P.O. Box 14188 Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 986-1780

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Information.

On June 18, 2014, NephroGenex, Inc. (the “Company”) issued a press release announcing the initiation of patient enrollment in the first of two Phase 3 clinical trials in the Company’s PIONEER program for oral PyridorinTM.  In addition, on June 18, 2014, the Company announced a conference call to be held on June 19, 2014 to provide an overview of the Company’s PIONEER clinical program.  The press release announcing the initiation of patient enrollment and the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 8.01, the press release attached to this report as Exhibit 99.1 and the transcript attached to this report as Exhibit 99.2 are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

The press release attached hereto as Exhibit 99.1 and the transcript attached hereto as Exhibit 99.2 contain certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout the presentation and include statements regarding the Company’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the Company’s ongoing and planned discovery and development of drugs targeting kidney diseases, the strength and breadth of the Company’s intellectual property, the Company’s ongoing and planned preclinical studies and clinical trials, the timing of and the Company’s ability to make regulatory filings and obtain and maintain regulatory approvals for the Company’s product candidates, the degree of clinical utility of the Company’s products, particularly in specific patient populations, expectations regarding clinical trial data, the Company’s results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that the Company will be able to continue to fund operating expenses and capital expenditures, the Company’s expected financing needs and sources of financing, the industry in which the Company operates and the trends that may affect the industry or the Company.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in the presentation, the Company cautions you that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and the development of the industry in which the Company operates may differ materially from the forward-looking statements contained in the presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission during March 2014.  In addition, even if the Company’s results of operations, financial condition and liquidity, and the development of the industry in which the Company operates are consistent with the forward-looking statements contained in the presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that the Company makes in the presentation speak only as of the date of such statement, and the Company undertakes no obligation to update such statements to reflect events or circumstances after the date of the presentation, except as required by law.

You should read carefully the Company’s “Forward-Looking Statements” and the factors described in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K to better understand the risks and uncertainties inherent in the Company’s business.

Item 9.01                             Financial Statements and Exhibits

(d)                                 Exhibits.

99.1                        NephroGenex, Inc. Press Release dated June 18, 2014

99.2                        Transcript of conference call held by NephroGenex, Inc. on June 19, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPHROGENEX, INC.

Date: June 20, 2014	/s/ Pierre Legault
Pierre Legault
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	NephroGenex, Inc. Press Release dated June 18, 2014
99.2	Transcript of conference call held by NephroGenex, Inc. on June 19, 2014